SECURITIES & EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) July 13, 2005
                                                          -------------

                               RONSON CORPORATION
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             (Exact name of registrant as specified in its charter)

        New Jersey                        1-1031                 22-0743290
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(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

Corporate Park III, Campus Dr., P.O. Box 6707, Somerset, NJ         08875-6707
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        (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (732) 469-8300
                                                   --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                                                     Page 2 of 3



                               RONSON CORPORATION
                                 FORM 8-K INDEX


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT                          3

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS                                   3









































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                                                                     Page 3 of 3

Item 1.01. Entry into a Material Definitive Agreement

      On July 13, 2005, Ronson Aviation, Inc. and Ronson Consumer Products Corporation, both wholly-owned subsidiaries of Ronson Corporation (the "Company") entered into Amended Loan and Security Agreements with Bank of America, successor by merger to Fleet National Bank (the "Lender"). Each of these Agreements were due to expire on June 30, 2005. The Company and Bank of America have amended these Agreements, extending the dates of expiration to September 30, 2005. Other than the extended expiration date, the terms of the Agreements remain substantially unchanged.

Item 9.01. Financial Statements and Exhibits

     a)    Financial Statements: None.

     b)    Pro Forma Financial Information: None.

     c)    Exhibits:

            10-a Seventh Amendment to Loan and Security Agreement between Ronson Consumer Products and Bank of America

            10-b Reaffirmation of Guaranty dated January 6, 1995 by Ronson Corporation

            10-c Reaffirmation of Guaranty dated July 8, 1997 by Ronson Aviation, Inc.

            10-d Fourth Amendment to Loan and Security Agreement between Ronson Aviation and Bank of America

            10-e Reaffirmation of Guaranty dated August 28, 1997 by Ronson Consumer Products Corporation

            10-f Reaffirmation of Guaranty dated August 28, 1997 by Ronson Corporation


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Ronson Corporation


                                               /s/ Daryl K. Holcomb
                                               ------------------------
                                               Daryl K. Holcomb
                                               Vice President &
                                               Chief Financial Officer,
                                               Controller and Treasurer
Dated:  July 20, 2005